ACQUISITIONS (Tables)	12 Months Ended
Dec. 31, 2021
ACQUISITIONS
Schedule of fair value of purchase consideration and fair value of net assets acquired

Estimated Fair Value
at Acquisition Date
Fair value of purchase consideration
Fair value of common stock issued to Seller	$400,000
Fair value of restricted stock units granted	140,000
Fair value of purchase consideration	$540,000

Fair value of net assets acquired
Cash	$84,000
Accounts receivable	26,000
Fixed asset	1,000
Goodwill (a)	430,000
Other current liabilities	(1,000)
Fair value of net assets acquired	540,000
(a)	Goodwill represents the excess of the purchase price over the fair value of tangible and identifiable intangible net assets of the business acquired. This amount also includes intangible assets that do not qualify for separate recognition, combined with synergies expected from integrating InSilico processes with the Company’s.